Non-current and current financial debts	12 Months Ended
Dec. 31, 2019
Financial Instruments [Abstract]
Non-current and current financial debts	Non-current and current financial debts
The below table summarizes non-current and current Financial debts outstanding as of December 31, 2020 and 2019.

($ millions)	2020	2019
Non-current financial debts
Facility B	794	793
Facility C	429	391
Local facilities (Japan)	—	55
Series 2026 notes	496	495
Series 2029 notes	992	991
Series 2030 notes	744	—
Series 2049 notes	494	493
Revolving facility	—	—
Total non-current financial debts	3,949	3,218

Current financial debts
Local facilities:
Japan	101	115
All others	49	101
Other short-term financial debts	12	29
Derivatives	7	16
Total current financial debts	169	261
Total financial debts	4,118	3,479
Interest expense recognized for Financial debts, excluding lease liabilities, was $94 million, $81 million and $10 million for the years ended December 31, 2020, 2019 and 2018, respectively. The weighted average interest rate on Financial debts was 2.3% in 2020 and 2.9% in 2019.
Bridge Loan, Term Loan, and Revolving Credit Facilities
On March 6, 2019, Alcon entered into a $1.5 billion unsecured 364-day bridge loan facility with two extension options, each for a period of 180 days (the "Bridge Facility"), a $0.5 billion unsecured three-year term loan facility ("Facility A"), a $0.8 billion unsecured five-year term loan facility ("Facility B"), a $0.4 billion (or the equivalent in EUR) unsecured five-year term loan facility ("Facility C") and a $1.0 billion unsecured five-year committed multicurrency revolving credit facility (the "Revolving Facility" and, together with the Bridge Facility, Facility A, Facility B and Facility C, the "Facilities"). On April 2, 2019, Alcon borrowed $3.2 billion against the bridge and other term loans. In January 2020, the $1.0 billion Revolving Facility was extended to March 2025. The Revolving Facility remained undrawn as of December 31, 2020.
The Facilities bear interest rates equal to the interest rate benchmark (prevailing Euro Interbank Offered Rate (“EURIBOR”) in the case of loans denominated in EUR, USD prevailing London Interbank Offered Rate (“LIBOR”) in the case of loans denominated in USD and CHF LIBOR in the case of loans denominated in CHF), plus an applicable margin.
Alcon and certain of its subsidiaries are the borrowers under the Facilities and Alcon guarantees the borrowings of such subsidiaries under the Facilities. In addition, the Revolving Facility includes a mechanism through which certain subsidiaries, as approved by the lenders, can accede as a borrower.
Alcon is permitted to voluntarily prepay loans under the Facilities, in whole or in part, without penalty or premium subject to certain minimum prepayment amounts and the payment of accrued interest on the amount prepaid and customary breakage costs. The Bridge Facility had a mandatory prepayment provision, pursuant to which Alcon would have to apply proceeds from relevant debt capital markets transactions in prepayment under the Bridge Facility.
The terms of the Facilities include certain events of default and covenants customary for investment grade credit facilities, including restrictive covenants that will limit, among other things, the grant or incurrence of security interests over any of Alcon's assets, the incurrence of certain indebtedness and entry into certain fundamental change transactions. The Facilities do not contain any financial covenants.
Refinancing of Bridge Facility and Facility A
On September 23, 2019, AFC issued Senior Notes ("Notes") with maturity dates in 2026, 2029, and 2049, which are guaranteed by the Company. The Notes are unsecured senior obligations of AFC issued in a private placement. The total principal amount of the Notes is $2.0 billion. The Notes were issued at a discount totaling $7 million, which was recorded as a reduction to the carrying value of the Notes and will be amortized to Interest expense over the term of the Notes. AFC incurred $15 million of debt issuance costs, which were recorded as a reduction to the carrying value of the Notes and will be amortized to Other financial income & expense over the term of the Notes.
The Notes consist of the following:
•Series 2026 Notes - $0.5 billion due in 2026 issued at 99.5%, 2.750% interest is payable twice per year in March and September, beginning in March 2020.
•Series 2029 Notes - $1.0 billion due in 2029 issued at 99.6%, 3.000% interest is payable twice per year in March and September, beginning March 2020.
•Series 2049 Notes - $0.5 billion due in 2049 issued at 99.8%, 3.800% interest is payable twice per year in March and September, beginning March 2020.
The funds borrowed through the issuance of the Notes were used to repay the $1.5 billion Bridge Facility and $0.5 billion Facility A. The transaction was accounted for as an extinguishment of a liability. Alcon recognized a loss of $4 million associated with the write-off of unamortized deferred financing costs due to extinguishment of the original financing. This loss on extinguishment was recognized in Other financial income & expense.
Series 2030 notes issuance
On May 27, 2020, AFC issued senior notes due in 2030 (“Series 2030 Notes”), which are guaranteed by the Company. The Series 2030 Notes are unsecured senior obligations of AFC issued in a private placement and rank equally in right of payment with the Series 2026, Series 2029, and Series 2049 notes. The total principal amount of the Senior 2030 Notes is $750 million. The Senior 2030 Notes were issued at 99.843% with 2.600% interest payable twice per year in May and November, beginning in November 2020. The Series 2030 Notes were issued at a discount totaling $1 million, which was recorded as a reduction to the carrying value of the Series 2030 notes and will be amortized to Interest expense over the term of the Series 2030 Notes. AFC incurred $5 million of debt issuance costs, which were recorded as a reduction to the carrying value of the Series 2030 Notes and will be amortized to Other financial income & expense over the term of the Series 2030 Notes.
Local Bilateral Facilities
In February 2019, Alcon entered into a number of local bilateral facilities in different countries, with the largest share of borrowings in Japan. As of December 31, 2020, a total of $150 million was drawn, including $101 million on two lines in Japan and are classified as current with a maturity date of one year or less. There was $115 million undrawn on the facilities in Japan as of December 31, 2020.
Maturity of contractual undiscounted cash flows and interest payment commitments
The following table provides details on the maturity of the contractual undiscounted cash flows for Alcon's borrowings as of December 31, 2020 and 2019:

	2020			2019
($ millions)	Nominal amount - Current and non-current financial debt	Derivatives	Total	Nominal amount - Current and non-current financial debt	Derivatives	Total
Not later than one year	162	7	169	245	16	261
Between one and five years	1,231	—	1,231	1,247	—	1,247
Later than five years	2,750	—	2,750	2,000	—	2,000
Total cash flows	4,143	7	4,150	3,492	16	3,508
Unamortized debt discount and issuance costs	(32)	—	(32)	(29)	—	(29)
Total carrying value	4,111	7	4,118	3,463	16	3,479

The following table provides details on the maturity of the future contractual interest payments commitments as of December 31, 2020 and 2019:

($ millions)	2020	2019
Not later than one year	96	94
Between one and five years	357	336
Later than five years	687	653
Total cash flows	1,140	1,083